UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2020

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	98-0475673 (IRS Employer Identification No.)

150 Pierce Rd., Itasca, IL 60143
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01 Securities and Trading Markets.

On March 13, 2020, Kingsway Financial Services Inc. (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) granting the Company an extension through April 17, 2020, subject to reassessment by the NYSE on an ongoing basis, to file its Quarterly Reports on Form 10-Q for the periods ended March 31, 2019, June 30, 2019, and September 30, 2019, respectively, and any subsequent delayed filings with the Securities and Exchange Commission by April 17, 2020. On March 16, 2020, the Company issued a press release regarding its receipt of the NYSE notice. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.    Exhibit Description

99.1	Press Release titled “Kingsway Announces Receipt of Further Extension from NYSE”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

March 16, 2020	By: /s/ Kent A. Hansen
Kent A. Hansen, Chief Financial Officer